Summary Prospectus April 1, 2026 American Century Investments® International Value Fund
Investor Class: ACEVX I Class: ACVUX	A Class: MEQAX C Class: ACCOX	R Class: ACVRX R6 Class: ACVDX	G Class: ACAFX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/docs 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/fadocs 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated April 1, 2026 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s Form N-CSR for the fiscal year ended November 30, 2025. The fund’s SAI and Form N-CSR may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 14 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	I	A	C	R	R6	G
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None¹	1.00%	None	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $25,000 or shareholder has elected electronic delivery)	$25	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	A	C	R	R6	G
Management Fee	1.10%	0.90%	1.10%	1.10%	1.10%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%	None	None
Other Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.12%	0.92%	1.37%	2.12%	1.62%	0.77%	0.77%
Fee Waiver	None	None	None	None	None	None	0.75%²
Total Annual Fund Operating Expenses After Fee Waiver	1.12%	0.92%	1.37%	2.12%	1.62%	0.77%	0.02%
1    Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

2    The advisor has agreed to waive the G Class’s management fee in its entirety. The advisor expects this fee waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$114	$357	$618	$1,363
I Class	$94	$294	$510	$1,131
A Class	$707	$985	$1,283	$2,126
C Class	$216	$665	$1,140	$2,258
R Class	$165	$512	$882	$1,920
R6 Class	$79	$246	$428	$955
G Class	$2	$6	$11	$26
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
In selecting stocks for the fund, the portfolio managers will normally invest at least 65% of net assets in securities of issuers from a minimum of three countries outside the United States. The portfolio managers generally look for securities from issuers that have characteristics similar to those of the companies that comprise the MSCI EAFE® Value Index. Characteristics the portfolio managers may consider include industry sector and geographic location, among others. The portfolio managers will normally invest at least 80% of the value of the fund’s net assets in equity securities.
The managers use quantitative models in a multi-step process to construct the portfolio of stocks for the fund. First, the managers rank stocks from most attractive to least attractive based on each stock’s score from a proprietary expected returns model. In the second step, the expected returns model is imported into an optimization process that balances active return and risk versus the
MSCI EAFE Value Index. This index is based on rules that identify companies that are undervalued by the market. Generally, companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because it has been overlooked by the market. Finally, the portfolio managers review the output of the quantitative model, considering factors such as risk management, transaction costs, and liquidity management. The fund’s investment selection process may result in market sectors or industries being over- or underweighted.
The portfolio managers generally intend to spread the fund’s holdings across different countries and geographic regions to manage the risks of an international portfolio but may invest a significant portion of assets in one country or region when consistent with the fund’s investment process. The fund may invest in companies of all market capitalizations, including small-cap companies.
The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.
Principal Risks
•Foreign Risk – Foreign securities are generally riskier than U.S. securities. Political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
•Currency Risk – The fund could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
•Benchmark Correlation Risk – The fund’s performance will be similar to the performance of its benchmark, the MSCI EAFE Value Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.
•Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Price Volatility Risk – The value of the fund’s shares may fluctuate significantly in the short term.
•Style Risk – If the market does not consider the individual stocks purchased by the fund to be undervalued, the value of the fund’s shares may not rise as high as other funds and may in fact decline, even if stock prices generally are increasing.
•Quantitative Risk – Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative model will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.
•Financial Sector Risk – The fund may invest a significant portion of its assets in the financial sector and, therefore, the performance of the fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.
•Single Country Risk – Investing a significant portion of assets in one country or region makes the fund more dependent upon the political and economic circumstances of that particular country or region than a fund that is more widely diversified.
•Redemption Risk – The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs and/or have adverse tax consequences. Redemption activity can occur for many reasons, including shareholder reactions to market events or product changes. To the extent that a large shareholder (including the advisor, another account advised by the advisor, a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.
•Small-Cap Stock Risk – Smaller companies may have limited financial resources, product lines, markets and have less publicly available information. These securities may trade less frequently and in more limited volumes than larger companies’ securities, leading to higher transaction costs. Smaller companies also may be more sensitive to changing economic conditions, and investments in smaller foreign companies may experience more price volatility.
•Principal Loss Risk – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The table also shows returns for the MSCI EAFE Value Index, which the advisor considers to be more representative of the fund’s investment strategy. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns
Highest Performance Quarter (4Q 2020): 19.80%            Lowest Performance Quarter (1Q 2020): -22.90%

Average Annual Total Returns For the calendar year ended December 31, 2025	1 Year	5 Years	10 Years	Since Inception	Inception Date
Investor Class Return Before Taxes	42.06%	11.24%	7.89%	—	04/03/2006
Return After Taxes on Distributions	39.49%	9.92%	7.06%	—	04/03/2006
Return After Taxes on Distributions and Sale of Fund Shares	26.75%	8.69%	6.30%	—	04/03/2006
I Class Return Before Taxes	42.39%	11.46%	8.10%	—	04/03/2006
A Class Return Before Taxes	33.57%	9.64%	6.97%	—	03/31/1997
C Class[1] Return Before Taxes	40.82%	10.15%	6.99%	—	04/03/2006
R Class Return Before Taxes	41.26%	10.65%	7.34%	—	04/03/2006
R6 Class Return Before Taxes	42.66%	11.61%	8.27%	—	07/26/2013
G Class Return Before Taxes	43.67%	—	—	15.15%	04/01/2022
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.18%	—	—
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	42.25%	13.36%	8.69%	—	—
1    C Class shares automatically convert to A Class shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Mattia Bacciardi, CFA, CQF, Portfolio Manager, has been a member of the team that manages the fund since 2024.
Yulin Long, CFA, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2019.
Stephen Quance, Senior Vice President, Co-CIO of Disciplined Equity and Co-Head of Global Analytics, has been a member of the team that manages the fund since 2023.

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers) by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($1,000 for Coverdell Education Savings Accounts and IRAs). However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum. Investors opening accounts through financial intermediaries may open an account with $250 for Investor, A, C and R Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
There is no minimum initial investment amount for R6 class shares.
For Investor, A, C, R and R6 Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. Employer-sponsored retirement plans are not eligible to invest in the I Class.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
G Class shares are available for purchase by other funds offered by American Century Investments for which it charges a management fee. In its sole discretion, American Century Investments may also make G Class shares available for purchase by other institutional clients for which American Century Investments provides investment management services for a fee pursuant to an investment advisory agreement. Currently, eligible clients are limited to commingled investment trusts or other pooled investment vehicles that utilize a target date or other asset allocation investment strategy for which American Century Investments provides asset allocation or glide path investment management services for a fee. G Class shares do not have a minimum purchase amount.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the R6 and G Classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
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